Exhibit 99.1

Snowboard Dachstein Tauern GmbH

Consolidated Financial Statements as of and for the fiscal year ended April 30, 2012

Independent Auditor’s Report

The Board of Directors

Snowboard Dachstein Tauern GmbH:

We have audited the accompanying consolidated balance sheet of Snowboard Dachstein Tauern GmbH and subsidiary (“the Company”) as of April 30, 2012, and the related consolidated statements of income, cash flows and changes in equity for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 30, 2012, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in Austria.

Accounting principles generally accepted in Austria vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature of such differences is presented in Note V. to the consolidated financial statements.

[s] KPMG Austria AG Wirtschaftsprüfungs- und Steuerberatungsgesellschaft

Vienna, Austria

July 2, 2012

Consolidated Balance Sheet as of April 30, 2012

(in Euros, ‘000s omitted)

ASSETS

			EUR	EUR
A.	Fixed assets
	I.	Intangible assets
	1.	Software and licenses	212
	2.	Advance payments	143

				355
	II.	Tangible assets
	1.	Installations in third-party buildings	1.556
	2.	Other operating and office equipment	1.050

				2.606
	III.	Investments
		Investments in associated companies		85

				3.046
B.	Current assets
	I.	Inventories
		Merchandise		3.884

	II.	Receivables and other current assets
	1.	Trade receivables	967
	2.	Other receivables and assets	293

				1.260
	III.	Securities and shares
		other securities and shares		430

	IV.	Cash and cash equivalents		5.221

				10.795

C.	Prepaid expenses
		Other prepaid expenses		11

				13.852

			EUR	EUR
A.	Shareholders’ equity
	I.	Share capital
		Capital contribution		36

	II.	Consolidated retained earnings and profits
		thereof profit carryforward EUR 5.697		9.167

	III.	Adjustment item for non-controlling interests		54

				9.257
B.	Untaxed reserves
		Valuation reserve due to accelerated tax depreciation		103

C.	Investment grants for fixed assets			72

D.	Provisions
	1.	Provisions for taxes	1.192
	2.	Other provisions and accruals	381

				1.573
E.	Liabilities
	1.	Bank loans and overdrafts	1.853
	2.	Trade payables	397
	3.	Other payables thereof taxes EUR 542	597

				2.847

				13.852

Consolidated Income Statement for the Fiscal Year 2011/12

(in Euros, ‘000s omitted)

			2011/12 EUR	2011/12 EUR
1.		Turnover		29.470
2.		Other operating income
	a)	Income from the disposal of fixed assets excluding investments	7
	b)	Other income	174

				181
3.		Expenses for materials and other purchased services
	a)	Expenses for materials	-16.772
	b)	Expenses for purchased services	-11

				-16.783
4.		Personnel expenses
	a)	Wages	-628
	b)	Salaries	-2.023
	c)	Expenses for severance payments and contributions to respective funds	-34
	d)	Expenses for statutory social security and payroll related taxes and contributions	-698
	e)	Other employee benefits	-19

				-3.402
5.		Depreciation
	a)	of fixed assets	-727
	b)	Release of investment grants for fixed assets	15

				-712

6.		Other operating expenses
	a)	Taxes, other than income taxes	-11
	b)	Other expenses	-4.051

				-4.062

7.		Operating result =
		Subtotal of lines 1 to 6		4.692

8.		Other interest and similar income		25
9.		Expenses from securities and shares		-19
10.		Interest and similar expenses		-43

11.		Financial result =
		Subtotal of lines 8 to 11		-37

12.		Profit from ordinary business operations		4.655
13.		Taxes on income and earnings		-1.164

14.		Net income for the year		3.491
15.		Release of untaxed reserves		2

16.		Net profit for the year		3.493
17.		thereof net profit for the year of non-controlling interest		23

18.		thereof consolidated net profit for the year		3.470
19.		Consolidated profit carry forward		5.697

20.		Consolidated retained earnings and profits		9.167

Snowboard Dachstein Tauern GmbH

8970 Schladming, Hochstraße 628

Consolidated Statement of Changes in Equity for the Fiscal Year 2011/2012

(in Euros, ‘000s omitted)

in EUR	Share capital EUR	Retained earnings EUR	Net profit EUR	Shareholder’s equity EUR	Adjustment item for non-controlling interest EUR	Total equity EUR
Balance as of May 1, 2011	36	5.697		5.733	73	5.806
Dividends to third-parties				0	-42	-42
Net profit for the year			3.470	3.470	23	3.493

Balance as of April 30, 2012	36	5.697	3.470	9.203	54	9.257

Consolidated Cash Flow Statement for the Fiscal Year 2011/12

(in Euros, ‘000s omitted)

2011/12 EUR

Net income for the year	3.491
Depreciation of fixed assets	727
Gains on the disposal of fixed assets	-8
Losses on the disposal of fixed assets	21
Release of investment grants	-15
Change in long-term provisions	2

OPERATING CASH FLOW	4.218

Change in inventories, advances paid and prepaid expenses	-938
Change in trade receivables, receivables from affiliated companies and other receivables and assets	-497
Change in trade payables, liabilities to affiliated companies and other payables	-452
Change in short-term provisions and accruals	500

CASH FLOW FROM OPERATING ACTIVITIES	2.831

Investments in fixed assets	-715
Cash flow from the disposal of fixed assets	9
Change in securities and shares	916

CASH FLOW FROM INVESTING ACTIVITIES	210

Dividends paid to non-controlling interests	-42
Proceeds from short-term loans	158
Repayment of long-term loans	-482

CASH FLOW FROM FINANCING ACTIVITIES	-366

CHANGE IN CASH AND CASH EQUIVALENTS	2.675

Opening balance of cash and cash equivalents	2.546

Closing balance of cash and cash equivalents	5.221

Snowboard Dachstein Tauern GmbH

Notes to the consolidated financial statements

I.	Explanation of accounting policies

1.	General

Basic principles

The consolidated financial statements have been prepared in accordance with the financial reporting requirements of the Austrian Commercial Code (Unternehmensgesetzbuch, UGB), as amended.

The annual financial statements of the fully consolidated subsidiaries, prepared on the basis of standards applied consistently throughout the Group, form the basis for these consolidated financial statements.

All companies prepare their annual financial statements for the year ended April 30.

The consolidated financial statements are prepared in thousands of Euros (“EUR”)

Basis of consolidation

The group of fully consolidated companies of Snowboard Dachstein Tauern GmbH, Schladming, includes the major subsidiary Blue Tomato Handel GmbH, Graz. Snowboard Dachstein Tauern GmbH holds 69% of the shares in Blue Tomato Handel GmbH and therefore exercises control over its business and financial policies.

Consolidation method

The consolidated financial statements of Snowboard Dachstein Tauern GmbH have been prepared for the first time and on a voluntary basis as at April 30, 2012. In accordance with par. 254 sec. 2 UGB the book values were initially consolidated as of May 1, 2011 (date of initial consolidation) and consequently no prior-year comparative amounts are reported in the balance sheet, income statement, statement of cash flows and statement of changes in equity.

Investments in subsidiaries are consolidated in accordance with the book value method under section 254 (1) no. 1 of the UGB. The cost of investments in subsidiaries is eliminated against the proportionate equity at the time of initial consolidation.

The initial consolidation of equity investments resulted in a negative difference, which reflects the accumulated prior-year net income. For this reason, the difference is reported as accumulated profit brought forward.

Accounting policies

These consolidated financial statements have been prepared in accordance with Austrian generally accepted accounting principles and the general standard of presenting a true and fair view of the net assets, financial position and results of operations of the Company.

The consolidated financial statements have been prepared in accordance with the principle of completeness.

The principle of item-by-item measurement was applied to the measurement of individual assets and liabilities and the continued existence of the Company as a going concern was assumed.

Compliance with the prudence principle was ensured by reporting only those profits that had been realised as at the balance sheet date. All identifiable risks and expected losses were taken into account.

The measurement methods used previously were retained in the preparation of these consolidated financial statements.

2.	Fixed assets

a)	Intangible assets

Purchased intangible assets are measured at cost less straight-line amortisation. Amortisation is based on the following useful lives:

IT software	2-5 years
Other rights	3-5 years

Material permanent impairment is accounted for by recognising write-downs for impairment.

Internally generated intangible assets are not capitalised.

b)	Property, plant and equipment

Property, plant and equipment is measured at cost less depreciation. Low-value assets with an individual cost of up to EUR 400,00 are fully expensed in the year of acquisition. In the schedule of changes in fixed assets (Appendix I), they are reported as additions, disposals and depreciation of the financial year in which they were acquired. Property, plant and equipment is depreciated using the straight-line method over the expected useful life. Depreciation is based on the following useful lives:

Other equipment, operating and office equipment	3-10 years

Depreciation is based on the half-year convention, where assets purchased during the first six months of the year are subject to a full year’s depreciation and assets purchased in the second half of the year are subject to six months depreciation regardless of the actual date placed in service.

Additional write-downs in excess of regular depreciation are recognised, if an impairment occurs which is expected to be permanent.

c)	Investments

Investments are recognised at cost. Material permanent impairment is accounted for by recognising write-downs for impairment.

3.	Current assets

a)	Inventories

Merchandise is measured at the lower of cost or market prices.

b)	Receivables and other current assets

Receivables and other current assets are recognised at their nominal amounts.

If there are identifiable individual risks, the lower fair value is determined and these assets are recognised at this value. Securities classified as current assets are measured at the lower of cost or market value as at the balance sheet date.

c)	Cash and cash equivalents

Cash and cash equivalents comprise cash in hand and bank balances.

4.	Non controlling interest

The non controlling interest comprises the 31% interest held by a non-Group third party in the fully consolidated subsidiary Blue Tomato Handel GmbH, Graz.

5.	Provisions

There were no obligations for severance payments as at the balance sheet date that would justify a provision.

Provisions for long-service awards were calculated according to actuarial principles applying an imputed interest rate of 6%. A staff turnover discount of 80% was applied. According to management’s assessment, the discount is appropriate given the current personnel structure and special circumstances of the sector. Payments of long-service awards will become due in twelve years’ time at the earliest. Management therefore expects long-service award payments to occur with a probability of 20%.

The provisions for taxes relate to the provisions for corporate income tax that has not yet been assessed.

In compliance with the principle of prudence, other provisions and accruals are recognised, according to prudent business judgement, for all identifiable risks and contingent liabilities identifiable as at the time the financial statements are prepared.

6.	Liabilities

Liabilities are recognised at their repayment amount, in compliance with the prudence principle.

II.	Balance sheet disclosures

To improve the clarity of presentation in the balance sheet, individual items have been combined. Where required, separate disclosures are made in the notes to the individual balance sheet items.

1.	Fixed assets

The changes in individual fixed assets and the breakdown of annual depreciation, amortisation and write-downs can be found in the attached schedule of changes in fixed assets (Appendix I).

Low-value assets are expensed in the year of addition and reported as additions and disposals in the schedule of changes in fixed assets.

2.	Inventories

The inventories reported in the balance sheet relate to merchandise.

3.	Receivables and other current assets

The receivables and other current assets reported in the balance sheet comprise the following items and maturities:

Receivables as at April 30, 2012	Total EUR	Due
		within 1 year EUR	after 1 year EUR
1. Trade receivables	967	967	0
2. Other receivables and assets	293	293	0

Receivables and other current assets	1.260	1.260	0

4.	Shareholders’ equity

As at April 30, 2012, the share capital amounted to EUR 36.

5.	Untaxed reserves

Depreciation and write-downs made only on the basis of tax regulations are recognised under the valuation reserve for accelerated tax depreciation and write-downs.

The valuation reserve for accelerated tax depreciation and write-downs breaks down as follows according to the corresponding fixed asset items:

Composition and changes in 2011/12:

	Balance as at May 1, 2011 EUR	Release Reversal EUR	Additions EUR	Balance as at April 30, 2012 EUR
Tangible assets

Other operating and office equipment	100	2	0	98

6.	Provisions

The provisions changed as follows:

Provisions for taxes

	Balance as at May 1, 2011 EUR	Use EUR	Additions EUR	Balance as at April 30, 2012 EUR

for corporate income tax	855	0	337	1.192

Other provisions and accruals

	Balance as at May 1, 2011 EUR	Use EUR	Additions EUR	Balance as at April 30, 2012 EUR
Other provisions and accruals	212	212	375	375
Long-service awards	0	0	6	6

	212	212	381	381

7.	Liabilities

The liabilities reported in the balance sheet comprise the following items and maturities:

Liabilities as at April 30, 2012	Total EUR	Due			Secured by collateral EUR
		within 1 year EUR	in 1 to 5 years EUR	after 5 years EUR

1. Bank loans and overdrafts	1.853	379	749	725	0
2. Trade payables	397	397	0	0	0

3. Other payables	597	597	0	0	0
thereof taxes	542	542

Total liabilities	2.847	1.373	749	725	0

Other payables do not include any material accrued expenses payable after the balance sheet date.

8.	Other financial obligations

Obligations from the use of property, plant and equipment not recognised in the balance sheet

We forecast the future rental and lease obligations as follows:

April 30, 2012 EUR

for the next financial year	792

for the next five financial years	4.472

III.	Income statement disclosures

To improve the clarity of presentation in the income statement, individual items have been combined. Where required, separate disclosures are made in the notes to the individual income statement items.

The income statement has been prepared using the total cost (nature of expense) method.

1.	Revenue

Revenue breaks down as follows:

- by geographically defined market	2011/12 EUR
Domestic revenue	29.506
Foreign revenue	0
Less rebates	-36

29.470

Revenue by geographically defined market is determined by the location of the seller and therefore domestic revenue also includes revenues to customers located outside of Austria.

Total revenue includes revenue for vendor assistance received from manufacturers related to catalogue production and other advertising activities in the amount of EUR 1.192 and revenue from snowboard courses in the amount of EUR 305.

2.	Expenses for severance payments and contributions to respective funds

The expenses for severance break down as follows:

2011/12 EUR
Adjustments to provision for severance payments	-4
Contributions to statutory funds for severance payments	34
Severance payments of the period	4

34

3.	Changes in reserves

The reversal of untaxed reserves breaks down as follows:

Reversal of untaxed reserves	2011/12 EUR
Valuation reserve for accelerated tax depreciation and write-downs	2

IV.	Other disclosures

1.	Average headcount

The annual average numbers of employees were as follows:

2011/12
Wage earners	43
Salaried employees	94

Total	137

2.	Disclosures relating to members of executive bodies

Disclosure of the amount of remuneration paid to the members of the management is omitted pursuant to the safeguard clause of section 241 (4) UGB (less than 3 members on the management board).

Managing Director of Snowboard Dachstein Tauern GmbH:

Mr Gerfried Schuller

V.	Summary of Significant Differences between Austrian and US Generally Accepted Accounting Principles (“GAAP”)

Fixed Assets

Under Austrian GAAP fixed assets are depreciated using a  1/2 year convention, under US GAAP they are depreciated when put in service on a monthly pro-rata basis.

Vendor Assistance

Vendor Assistance received from manufacturers related to the catalogue and other advertising functions is presented in revenue under Austrian GAAP. Under US GAAP the amount would be reclassified to reduce expenses.

Investment grants

Investment grants represent non refundable subsidies received by the Company and are deferred on the balance sheet outside of equity and amortized over the useful life of the corresponding eligible asset. Under US GAAP, subsidies would be reported as a reduction of cost of the corresponding eligible asset.

Untaxed Reserves

Untaxed reserves relate to accelerated depreciation for Austrian income tax purposes. Under Austrian GAAP the respective amount is allocated to a special reserve account where the temporary difference is reported. Under US GAAP, only the deferred income tax effect resulting from the temporary difference would be recognized.

Consolidated Fixed Assets Schedule as of April 30, 2012

(in Euros, ’000s omitted)

			Cost of acquisition May 1, 2011	Additions	Disposal	Cost of acquisition April 30, 2012	Accumulated depreciation and amortisation	Book value April 30, 2012	Book value May 1, 2011	Depreciation and amortisation for the Fiscal Year
Asset item			EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR
I.		Intangible assets

	1.	Software and licenses	177	226	0	403	191	212	66	81

	2.	Advance payments	0	143	0	143	0	143	0	0

			177	369	0	546	191	355	66	81

II.		Tangible assets
	1.	Installations in third-party buildings	2.170	72	12	2.230	674	1.556	1.721	224

	2.	Other operating and office equipment	2.053	229	92	2.190	1.140	1.050	1.228	397

		low-value assets	0	25	25	0	0	0	0	25

			4.223	326	129	4.420	1.814	2.606	2.949	646

III.		Investments
		Investments in associated companies	65	20	0	85	0	85	65	0

			4.465	715	129	5.051	2.005	3.046	3.080	727

Appendix I